OMB APPROVAL
                                                                    ------------
                                                       OMB Number:     3235-0060
                                                  Expires:        March 31, 2006
                                                        Estimated average burden
                                                  Hours per response .......28.0



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2008


                             Transbotics Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-18253               56-1460497
--------------------------------------------------------------------------------
   (State or other jurisdiction         (Commission            (IRS Employer
          of incorporation)             File Number)         Identification No.)



               3400 Latrobe Drive Charlotte, NC                    28211
 ------------------------------------------------------------ ------------------
           (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers; Election of
                  --------------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

                  Mr. Charles W. Robison was not re-elected to the Board of Directors at the annual shareholder meeting held May 9, 2008. Mr. Charles W. Robison also resigned as Chief Executive Officer effective May 9, 2008.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

                  99.1 Copy of Mr. Charles W. Robison resignation letter dated
                       May 9, 2008.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Transbotics Corporation



Date:  May 15, 2008

                                         By:     /s/ Claude Imbleau
                                             ------------------------
                                                 Claude Imbleau
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                                Description
-----------                                -----------

    99.1                                   Copy of Mr. Charles W. Robison
                                           resignation letter dated May 8, 2008.